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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                         Date of Report: July 11, 2002
                        -------------------------------
                       (Date of earliest event reported)



                     Merrill Lynch Mortgage Investors, Inc.
                       (as depositor under the Pooling and
                 Servicing Agreement, dated as of July 10, 2002,
                  relating to the Merrill Lynch Mortgage Trust,
         Commercial Mortgage Pass-Through Certificates, Series 2002-MW1)
  -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                   333-84456-01              13-3416059
  ---------------------      --------------------      -------------------

   (State or Other                (Commission           (I.R.S. Employer
   Jurisdiction of               File Number)          Identification No.)
   Incorporation)



  4 World Financial Center, 10th Floor, 250 Vesey Street,
  New York, New York                                                      10080
--------------------------------------------------------------------------------
     (Address of principal executive offices)                             (Zip
                                                                          Code)



       Registrant's telephone number, including area code: (212) 449-1000

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ITEMS 1 THROUGH 4, ITEM 6 AND ITEMS 8 AND 9 ARE NOT INCLUDED BECAUSE THEY ARE
NOT APPLICABLE.

ITEM 5. OTHER EVENTS

         On July 11, 2002, a single series of mortgage pass-through certificates, entitled Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2002-MW1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1, and dated as of July 10, 2002, among Merrill Lynch Mortgage Investors, Inc. as depositor (the "Registrant"), Wachovia Bank, National Association as master servicer, Lend Lease Asset Management, L.P. as special servicer, LaSalle Bank National Association as trustee, and ABN AMRO Bank N.V. as fiscal agent. The Certificates consist of twenty-three classes (each, a "Class") of Certificates, seven of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class B Certificates", the "Class C Certificates" and the "Class D Certificates" (collectively, the "Offered Certificates"); and fourteen of which Classes are designated as the "Class E Certificates" "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class XC Certificates", the "Class XP Certificates", the "Class Z-I Certificates", the "Class Z-II Certificates", the "Class R-I Certificates", and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 101 multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $1,082,600,757. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Merrill Loans") were acquired by the Registrant from Merrill Lynch Mortgage Lending, Inc. ("MLML") pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2002, between the Registrant and MLML, and certain of the Mortgage Loans (the "WBNA Loans") were acquired by the Registrant from Wachovia Bank, National Association ("WBNA", and collectively with MLML, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of July 10, 2002, between the Registrant and WBNA. The source of funds for payment of the purchase price for the Merrill Loans and the WBNA Loans paid by the Registrant to the Sellers was derived from the sale of the Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS"), Wachovia Securities, Inc. ("WSI") and Deutsche Bank Securities Inc. ("DBS") pursuant to an Underwriting Agreement, dated June 26, 2002, among the Registrant, MLPFS, MLML, WSI, and DBS (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated June 26, 2002, among the Registrant, MLPFS, MLML and WSI (pertaining to the Private Certificates). On July 11, 2002, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated June 18, 2002, and the Prospectus Supplement, dated June 26, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements - Not Applicable.

(b) Pro Forma Financial Information - Not Applicable.

(c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.           Description
-----------           -----------
   (1.1)              Underwriting Agreement, dated June 26, 2002, among
                      Merrill Lynch Mortgage Investors, Inc., Merrill Lynch
                      Mortgage Lending, Inc., Merrill Lynch, Pierce, Fenner &
                      Smith Incorporated, Wachovia Securities, Inc. and
                      Deutsche Bank Securities Inc.

   (4.1) Pooling and Servicing Agreement, dated as of July 10, 2002, among Merrill Lynch Mortgage Investors, Inc., as depositor, Wachovia Bank, National Association, as master servicer, Lend Lease Asset Management, L.P., as special servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent.

   (99.1) Mortgage Loan Purchase Agreement, dated as of July 1, 2002, between Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch Mortgage Lending, Inc.

   (99.2) Mortgage Loan Purchase Agreement, dated as of July 10, 2002, between Merrill Lynch Mortgage Investors, Inc. and Wachovia Bank, National Association.



                                      -2-
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                          By: /s/ Michael M. McGovern
                                              -----------------------
                                          Name: Michael M. McGovern
                                          Title: Secretary

Date:  July 25, 2002


                                      -3-
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                                INDEX TO EXHIBITS


                                                                   Paper (P) or
Exhibit No.   Description                                         Electronic (E)
-----------   -----------                                         --------------

     (1.1)    Underwriting Agreement, dated June 26, 2002, among         E
              Merrill Lynch Mortgage Investors, Inc., Merrill
              Lynch Mortgage Lending, Inc., Merrill Lynch,
              Pierce, Fenner & Smith Incorporated, Wachovia
              Securities, Inc. and Deutsche Bank Securities Inc.

     (4.1)    Pooling and Servicing Agreement, dated as of July          E
              10, 2002, among Merrill Lynch Mortgage Investors,
              Inc., as depositor, Wachovia Bank, National
              Association, as master servicer, Lend Lease Asset
              Management, L.P., as special servicer, LaSalle Bank
              National Association, as trustee, and ABN AMRO Bank
              N.V., as fiscal agent.


     (99.1)   Mortgage Loan Purchase Agreement, dated as of July         E
              1, 2002, between Merrill Lynch Mortgage Investors,
              Inc. and Merrill Lynch Mortgage Lending, Inc.

     (99.2)   Mortgage Loan Purchase Agreement, dated as of July         E
              10, 2002, between Merrill Lynch Mortgage Investors,
              Inc. and Wachovia Bank, National Association.